AgriFORCE

Unlocking Value in Food Systems



INVESTOR PRESENTATION NOVEMBER 2021

PRIVILEGED & CONFIDENTIAL

NASDAQ: AGRI

Disclaimer

Forward-Looking Statements. This presentation and other written or oral statements made from time to time by representatives of AgriFORCE Growing Systems Ltd., contain "forward-looking statements" within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934. Forward-looking statements reflect the Company's current view about future events. Statements that are not historical in nature, such as forecasts for the industry in which we operate, and which may be identified by the use of words like "expects," "assumes," "projects," "anticipates," "estimates," "we believe," "could be," "future" or the negative of these terms and other words of similar meaning, are forward-looking statements. Such statements include, but are not limited to, statements contained in this presentation relating to our business, business strategy, expansion, growth, products and services we may offer in the future and the timing of their development, sales and marketing strategy and capital outlook, and the consummation of the contemplated financing. Forward-looking statements are based on management's current expectations and assumptions regarding our business, the economy and other future conditions and are subject to inherent risks, uncertainties and changes of circumstances that are difficult to predict and may cause actual results to differ materially from those contemplated or expressed. We caution you therefore against relying on any of these forward-looking statements. Should one or more risks or uncertainties materialize (or in certain cases fail to materialize), or should the underlying assumptions prove incorrect, actual results may differ significantly from those anticipated, believed, estimated, expected, intended or planned. Important factors that could cause actual results to differ materially from those in the forward looking statements include: a continued decline in general economic conditions nationally and internationally; decreased demand for our products and services; market acceptance of our products; the ability to protect our intellectual property rights; impact of any litigation or infringement actions brought against us; competition from other providers and products; risks in product development; inability to raise capital to fund continuing operations; changes in government regulation, the ability to complete customer transactions and capital raising transactions Factors or events that could cause our actual results to differ may emerge from time to time, and it is not possible for us to predict all of them. We cannot guarantee future results, levels of activity, performance or achievements. Except as required by applicable law, including the securities laws of the United States, we do not intend to update any of the forward-looking statements to conform these statements to actual results.

Forecasts. All forecasts are provided by management in this presentation and are based on information available to us at this time and management expects that internal projections and expectations may change over time. In addition, the forecasts are entirely on management's best estimate of our future financial performance given our current contracts, current backlog of opportunities and conversations with new and existing customers about our products.

All of the statements made herein with respect to the projected operating results of the Company are based on information projected to the best of management's knowledge, or sources believed by management to be reliable. No representations are made as to the accuracy or attainment of such statements, estimates or implications as to these future operations.

This Presentation does not constitute an offer to sell nor a solicitation of an offer to buy in any jurisdiction in which such offer to sell or solicitation of an offer to buy would be unlawful. The Company will not offer, and this Presentation does not constitute an offer of securities, to any person in any jurisdiction in which such an offer would not be in compliance with the securities laws of such jurisdiction. The shares will not be qualified for offer or sale to the public under the securities laws of any foreign country or jurisdiction. Neither the delivery of this Presentation nor any sale of the shares shall, under any circumstances, imply that the information contained herein is correct as of any time other than the date set forth hereof.

Investors are not to construe the contents of this Presentation or any other documents delivered herewith as legal, business, accounting or tax advice. Each prospective investor should consult their own attorney, business or tax advisor as to legal, business, tax and related matters concerning this investment. Each Investor must conduct and rely on its own evaluation of the Company, including the merits and risks involved in the Company's valuation, in making an investment decision.

Any investment will involve a high degree of risk. It is only appropriate for Investors who have the financial means to bear the possible loss of their entire investment.

AgriFORCE Growing Systems Ltd. (the "Company") is subject to a substantial degree of risk in the execution of its business plan and its ability to succeed should be regarded as highly speculative due to the early stage of the development of the business of the Company. Please refer to the Risk Factors contained in the Company's Form S-1, as amended.

The Overall Challenge

Cultivators are challenged in achieving consistent, high quality, and environmentally friendly product.

Consumers are looking for safer, more sustainable, and nutritious food.

Governments are increasingly looking at the carbon footprint of agriculture and its massive use of water.

1. People want to know where their food comes from and how it is grown. Safety, sustainability and consideration for the environmental impact are increasingly becoming relevant topics. Consumers want convenience and pesticide-free crops and are prepared to pay for them.
2. Cultivators want increased yield per square foot, less energy and water usage, and automation.
3. The agriculture industry is facing pressure from commoditization and margin compression as well as high growing costs.
4. Agriculture is unable to achieve the plants underlying genetic potential leading to massive investment in Ag-Tech solutions and technology to increase cultivation yields.
5. Despite progress, current challenges continue with legacy and current farming conditions especially with regards to pest control, pesticides usage, crop drift and reduced arable land.
6. Existing greenhouse and indoor growing is generally environmentally unfriendly and does not fundamentally address ideal growing conditions.

These are the drivers behind AgriFORCE's Vision

Why AgriFORCE?



Our Purpose and Vision

OUR PURPOSE

We positively transform farm, food and family every day, everywhere.

OUR VISION

To be the world leader in delivering next generation foods and plant products through advanced AG Tech Solutions

AgriFORCE Growing Systems Ltd. (NASDAQ: AGRI;AGRIW)

The AgriFORCE goal:
To focus on the development and acquisition of crop production know-how and IP augmented by advanced AgTech facilities and solutions to deliver more sustainably produced and healthier crops and plant based ingredients and products across a multitude of verticals

AgriFORCE. Unlocking Value in Food & Plant Systems.

We are focused on providing more sustainable and better quality food, pharmaceuticals, nutraceuticals, plant based products and ingredients.

Building on our foundational IP, we are also targeting various businesses and IPs for acquisition and development to create a new business model that challenges the norms of AgTech and Plant based solutions and Foods.

Our Business Strategy

We drive our business through 2 key verticals, achieved both organically and investing in midstream assets with identifiable synergies.

- AgriFORCE Solutions, aimed at providing leading Consulting Services on AgTech Knowledge, Operational Solutions and R&D Development/Innovation, which we augment with CEA, vertical urban and field agricultural facilities and Platform.
- AgriFORCE Brands, aimed at developing and commercializing disrupting and superior plant-based foods and specialty ingredients as well as commercialize select High Value Crops grown from the Solutions side.



AgriFORCE Growing Solutions Ltd.
AgriFORCE Solutions
AgriFORCE Brands
Consulting
Knowledge – IP – Operational solutions and R&D Innovation
Facilities Solutions
AgTech Platform
GrowHouse Facilities (own IP – Medical Plants, Plant based Vaccines, High Value Crops)
Greenhouse Facilities (Own IP and M&A- Food)
Vertical Grow Facilities (M&A – Food)
Lighting & Climate Control
Automation, Control Systems & AI
Fertigation & Nutrients
TC/Genetics/IP
IP
High Value Crops & Products
MNG
Un(THINK) Foods (High Fiber, High Protein Low Carbs Grains)
Next-Gen Proteins
Plant-Based Nutraceuticals
Plant-Based Vaccines Biomass
B2C
B2B
Crops
Ingredients and Food Products
Future M&A
Deliver Sustainable, efficient and healthier crops
Develop and commercialize superior plant-based ingredients and products, including fresh fruit and vegetables

Our Management Team

An experienced, driven and results-oriented Executive team.



CEO

Ingo Mueller

Ingo has been involved in the finance and advisory business for the past 20 years. In that time, he helped raise more than $200M for the companies he worked with. His previous executive experience includes being the CEO of Wigu City Edutainment Centres PLC, London Mining PLC (Colombia), and International Coal Company Ltd. In addition to his C-Suite experience, Ingo has acted in a strategic advisory role with companies such as Daewoo Ship Building and Marine Engineering Co. Ltd., BAO Minerals (BAO STEEL Group) and Petro China. He has also worked with Hard Rock Hotel and Casinos, Donaco Pte Ltd. (Genting Group of Companies) and Minera Santa Fe.



PRESIDENT OF AGRIFORCE SOLUTIONS DIVISON

Troy McClellan

Troy has focused on innovative design and construction technologies throughout his 30+ years career driving development and growth. Most recently, Troy was the VP of Design and Development at W!GU City. Previously, he was VP of Design and Development at MGM, a Project Manager at Wynn Resorts and a Design Manager at Universal Studios (Japan). Troy is a registered professional architect and received his Masters Degree in Architecture from Montana State University.



PRESIDENT OF AGRIFORCE BRANDS DIVISON and CMO AGRIFORCE GS.

Mauro Pennella

Mauro brings over 30 years of expertise to AgriFORCE Growing Systems. Mauro oversees the creation, growth and P&L of the Company's Brands division. He also leads the brand, marketing and communications teams for AgriFORCE Growing Systems – creating a holistic, integrated overarching brand platform across all our divisions. Prior to joining AgriFORCE Mauro was Chief Growth & Sustainability Officer at McCain Foods and he also led and held senior executive roles at Combe Incorporated, Conagra's Lamb Weston, Diageo and Procter & Gamble.



CHIEF FINANCIAL OFFICER

Richard Wong

Richard has over 25 years of experience in both start-up and public companies in the consumer goods, agricultural goods, manufacturing, and forest industries. Richard has served as the CFO of Emerald Harvest Co., Dan-D Foods Ltd., and was the Director of Finance and CFO of SUGOI Performance Apparel, and a partner at First Choice Capital Advisors and Lighthouse Advisors.

AgriFORCE
SOLUTIONS



AgriFORCE Solutions:
AgTech 2.0 leveraging the Capital Markets

Our 360 approach is aimed at creating a new consolidated approach for the AgTech industry: **Augmenting the Consulting arm** at the forefront of AgTech knowledge and IP innovation **by supplying advanced Facilities and AgTech Platform and driving cross-selling.**

Consulting

Knowledge – IP – Operational solutions and R&D Innovation

Drives Revenue via:

- Advanced AgTech Knowledge and IP
- AG Solutions in crop optimization, operational expertise
- R&D Innovation Centers
- Customer Base for Selling our Facilities and AgTech Solutions

Helps Identify disruptive IP and Solutions Stacks to feed our M&A

REVENUE IMPACT:
Organic as of 2022

Facilities Solutions

- GrowHouse Facilities (own IP – Medical Plants, Plant based Vaccines, High Value Crops)
- Greenhouse Facilities (Own IP and M&A- Food)
- Vertical Grow Facilities (M&A – Food)

Drives Revenues via:

- Building and Leasing Facilities, IP, Operational Know-How, and Management Services
- Building and Operating Own Facilities
- Turn Key Operations
- Cross Selling with AgTech Platforms

REVENUE IMPACT:
- Organic with own Facilities as of 2023
- M&A (TBD) as of 2022/2023

AgTech Platform

- Lighting & Climate Control
- Automation, Control Systems & AI
- Fertigation & Nutrients
- TC/Genetics/IP

Drives Revenues via:

- Providing Products and Services
- Driving Advancement in core 4 pillars of CEA
- Cross-Pollination of customers with Consulting and Facilities Solutions
- Cross-Selling with Consulting and Facilities Solutions

REVENUE IMPACT:
via M&A as of 2023

Consulting Services

By acquiring a leading European AgTech consulting firm, with decades of experience, global operations and over 200 employees, we are positioning AgriFORCE to be one of the foremost expertise leaders in Food and Flowers globally.

By building on these consulting services and R&D Innovation Centers and expanding into North America as well as continuing a strong penetration in Asia, we aim at becoming the foremost AgTech and (greenhousing) farming intellectual and operational center of expertise.

AgriFORCE Consulting

Practice Areas

- Knowledge Development
- Knowledge Implementation
- Innovation Center (Greenhouse R&D Facility)

Areas of Knowledge and Implementation Services

Cultivation	Crop Optimization
Automation	AI
Lighting and Climate Control	Turnkey Projects
Feasibility Assessments	Operational Management

Growth Areas

- US expansion and Innovation Center (2022)
- China & Japan increased penetration (2022/2023)
- Broadening of Products and Services (2023)
- Knowledge Integrator (2023)
- Customer Expansion & Acquisition (as of 2022)

We will be indexing our risk with an AGNOSTIC approach to Clients and a focus on insights, solutions, and operational management delivery.

Facilities Solutions: AgriFORCE GrowHouse – an industry disruptor

To date **no one has optimized a solution to achieve a plant's full genetic potential** (i.e. its yield optimization).

90% + of a plant's ability to reach its full genetic potential is determined by its environment. All technology focused on bio-availability, pest management and nutrient management in totality, represent a fraction of yield gain of a plant's full genetic potential (micro-challenges).

>

AgriFORCE has **developed IP which creates the next generation of agriculture facility design** to allow plants to achieve their full genetic yield optimization.

AgriFORCE's **proprietary IP allows for significant yield gains** compared to traditional indoor growing environments.

Facilities can be constructed in any environment and close to consumers providing a convenient, pesticide-free, fresh, and sustainable product offering.

AgriFORCE intends to further redefine CEA legacy systems for agriculture crops utilizing its proprietary IP as a foundation to offer a more efficient and sustainable solution than what is currently available.

The Company's existing IP, initially designed and optimized for medical, pharmaceutical and hydroponics, will be modified organically and through M&A to include all CEA solutions and vertical growing solutions for urban and suburban environments. The unique IP and growing method allows for brand narrative and brand equity development in the food industry, among others, aligned with current consumer trends.

GrowHouse Proprietary Facilities Overview

AgriFORCE **proprietary facility design** is an **environmentally friendly and clean form of growing high-value crops** to EU-GMP pharma grade standards in almost any extreme weather environment.

The AgriFORCE proprietary IP focuses on four pillars that are designed for agricultural, nutraceutical and pharmaceutical crops.



AgriFORCE Proprietary IP Pillars

- **Facility & Lighting Design**
- **Automation & Artificial Intelligence**
- **Fertigation & Nutrients**
- **Micropropagation & Genetics**

AgriFORCE Benefits

- **Unique building envelope** allowing substantially the full light spectrum and significant amounts of UV.
- **Sealed positive pressure** provides optimal temperature, humidity, velocity, filtration, and sanitation of airflow using the principles of biomimicry.
- Creates **up to an R30 insulation value** while allowing benefits of natural sunlight.
- **New proprietary supplemental lighting tech**, achieving optimal luminous efficacy, spectrum, distribution characteristics, automated DLI management, and fixture architecture.
- **Proprietary automated grow technology** and integrated artificial intelligence.
- **Self-learning** of input factors to create highest yielding, lowest impact cultivation.
- **White label and proprietary organic blends / products** tailored to use and focused on improved yields and reduced impact cultivation.
- **Optimized cellular cloning and tissue culture** process to ensure enhanced genetic outcomes.

GrowHouse Proprietary Facilities Advantage

Revolutionary Facility Designs:

- Integrated solution that **harnesses the power of the sun**
- Design eliminates structural poles and beams, increasing the usable grow surface by up to 30%
- Creates **a natural and controlled environment** to bring farm fresh, pure, pesticide-free produce to consumers

Advanced AgriFORCE Hydroponics providing:

- **Consistent USDA organic equivalent** high-quality product
- **Precise and consistent growth cycles**
- **Reduced** contamination and pest **risk**
- Allows **higher crop yields with less space** and efficient use of water with the end result of substantially lower cost

Location Agnostic Advantage:

- Can be built and efficiently **operated in virtually any climate or location**
- Solution creates convenience due to proximity to markets, eliminating significant logistics costs
- **Modular and scalable** to meet demand drivers

One of the world's most technologically Advanced Indoor agriculture systems:

- AgriFORCE's C O F S E Integrated growth model (crops, operations, facilities, systems, environment)

1. **Low-Cost Producer**
2. **Disrupting Profit Margin model (each facility for Medical Plants provides : Annual Revenue of $30-40 M and EBITDA of $15-20 M)**
3. **The only Clean. Green. Better.**

COMMERCIAL OUTLOOK

- **4 potential facility contracts in the pipeline** (3 California, 1 Barbados)
- **1st facility expected to be completed late 2022/early 2023** with the 3 others completed 12-18 months thereafter
- California Campus ability to build a total of 8 facilities
- **Robust financial proforma** based on engineered capital cost estimate, operating costs estimate and conservative wholesale price estimates.

GrowHouse Proprietary Facilities Outlook



Eastern US
Up to 3 facilities starting in 2024-2025
Europe
Target Market 2024-2025
California Campus
Up to 8 facilities with 1st one starting in late 2022/early 2023
Barbados
1 facility in late 2023/early 2024
Middle East
Target Market 2024-2025

Accelerating our Business growth via M&A

Creating a consolidated AgTech 2.0 that leverages the capital markets

Through M&A, Strategic Alliances and Partnerships, we are looking to acquire an alliance of leading providers of

- Solutions in Greenhouses and Vertical Grow Facilities
- Agricultural and AgTech Companies with leading know-how or IP across our **AgTech Platform** that can be leveraged to apply lessons learned, develop the next generation of solutions across multiple verticals and **provide growth potential through cross-selling**.

Facilities Solutions



Food Greenhouse



Vertical Grow Facilities

AgTech Platform

Lighting Design & Climate Control

Automation & Artificial Intelligence

Fertigation & Nutrients

Micro-propagation & Genetics

AgriFORCE
BRANDS



AgriFORCE Brands: challenging the norms

- By evolving traditional food supply and nutrition paradigms

AgriFORCE Brands is the division of AgriFORCE focused on the **development and commercialization** of plant-based ingredients and products that deliver healthier and more nutritious solutions.

We market and commercialize both branded consumer product offerings and superior and differentiated ingredient supply.

Our first inroad in this area is the scale up and commercialization of an IP that could redefine the specialty flours category and grain-based products categories under the Brand

un(THINK) Foods.



AgriFORCE Brands
un(THINK) Foods
(High Fiber, High Protein Low Carbs Grains)
Revenue Generation
• 2022 consumer and B2B small scale Pilots
• 2023 National Launch
• 2024/2025 International Expansion
Next-Gen Proteins
Revenue Generation
• 2023 : M&A
Plant-Based Nutraceuticals
Revenue Generation
• 2024 : Organic via own Facilities
Plant-Based Vaccines Biomass
Revenue Generation
• 2024-2025 : Organic via own Facilities
B2C (Retail & D2C)
B2B
Ingredients, Plant and Food Products

Evolved Specialty Ingredients and Foods

Our in-progress acquisition of MNG IP encompasses patent-pending technologies to **naturally process and convert** grain, pulses and root vegetables, resulting in **low-starch, low-sugar, high-protein, fiber-rich** baking flour products and a nutrition liquid with potential use for drinks and nutritional juices and as a baking enhancer.

The MNG Process Impact on Wheat Flour

The Company's independent lab testing indicates that MNG's soft white wheat baking flour contains up to 46% fiber, 23% protein and only 8% starch, which results in *45 times more fiber, up to 3 times more protein and provides only 11% of the starch found in standard/commercial all-purpose baking flour.*



ALL PURPOSE FLOUR
FIBER
PROTEIN
STARCH
OTHER
1%
8%
19%
Weight: 152 gr. Per cup
72%



MNG SOFT WHITE WHEAT SPECIALITY FLOUR
FIBER
PROTEIN
STARCH
OTHER
23%
46%
8%
23%

*NATIONALLY CERTIFIED INDEPENDENT LABORATORY'S Analytical Methods:
Fiber: Prosky method with inulin
Protein: Kjeldahl method
Starch: Megazyme, AOAC 996.11

FLOUR Commercial Opportunities

High Fiber, High Protein, Low Starch Specialty Ingredients

- All-Purpose Baking Flours
- Bread Flours
- Waffle Mixes
- Cake Mixes

High Fiber, High Protein, Low Starch Finished Goods

- Bread
- Baked Goods (Cakes, Muffins, Cookies)
- Pasta, Pizza, Snacks
- Burger/Hot Dog Buns
- Fried Appetizers/French Fries Coating

LIQUID Commercial Opportunities

- Flavored Waters
- Smoothies and Nutritional Drinks
- Industrial Baking Enhancer (speeds up Dough rising)

Un(THINK) Foods
Our first focus is to target the Wheat market

The food world has fundamentally changed in the past ten years, driven by consumers looking for both a physical and emotional sense of wellness. However, there is always a realization that **you need to sacrifice something** or do more of something else to achieve that balance.

But imagine if you did not need to compromise? Imagine if you don't need to snack on unsatisfying nutrition bars, or go bun-less every time you see a burger you like? *And actually do something good for you*.

We un(THINK)TM foods because we challenge the norms.

We aim at evolving the way people think about their favorite foods and create the new standard for Wheat Nutrition


Un(THINK)
US Market
$200B+
Value

20% of worldwide caloric consumption is **WHEAT BASED**



Un(THINK) wheat flour has very strong **NUTRIONAL VALUE**


43x
3x
88%
Less
Fiber
Protein
Starch
Conventional Flour
Un(think)Flour

un(THINK) Foods – Wheat Flour Opportunities

We will drive a **DUAL B2C and B2C** commercial approach:

- **Develop as Brand for Consumers** to establish the visibility and claims and
- **Extend reach as a premium Branded ingredient** for Bakery, Snacks, Bread/Dough Manufacturers

un(THINK) Branded Flours — B2C

Premium Consumer Flours

D2C Retail



Potential Targets: Retailers: Whole Food, Amazon

un(THINK) Branded Premium Ingredient Commercial Strategy — B2B

Food Service

Buns, Bakery, Bread, Pizza, Coated Appetizers & Fries





Potential Targets: McCain, Fast-food Burger & Pizza Chains

Pancake, Waffle Mix

- ❑ Lower calories
- ❑ Higher fiber
- ❑ Higher protein
- ❑ Nutrition with a clean label




Aunt Jemima
Buttermilk
BIRCH BENDERS
CLASSIC RECIPE

Baking Mix

Cookies, Muffins, Quick Breads

- ❑ Lower calories
- ❑ Higher fiber
- ❑ Higher protein
- ❑ Guilt-free indulgences




Chocolate Chip
Calcium
Banana Nut

Snacks

Crackers, Cereal Bars, Bagels

- ❑ Lower calories
- ❑ Higher fiber
- ❑ Higher protein
- ❑ Snacks with better nutrition




WHEAT THINS
NUTRI GRAIN
Goldfish
CHEDDAR

Pasta, Pizza Crust

- ❑ Lower calories
- ❑ Higher fiber
- ❑ Higher protein
- ❑ Better nutrition in the foods people love




Flatout
THIN PIZZA CRUSTS
RUSTIC CRUST
FLATBREADS

un(THINK) Juice and Baking Enhancer — B2B

"Power Juice"

Applications as a base for drinks

Application as a Dough Rising Process Speeding Enhancer (can speed up proofing process by a factor of 3x to 6x)

Potential Targets: Bimbo Group, Pepperidge Farms, Bakery Chains

Un(THINK) Timeline

Expected
1st Patent Grant

Additional Patents to be Filed

Oct 2021 – June 2022
- Product Qualification
- Brand Consumer Qualification
- Claims Finalization
- R&D Product Platforms
- Small Scale Production facility

2H 2022
- Consumer Pilot Market Test
- B2B Collaboration Pilots
- Buns/Fast Food
- Coated Appetizers
- Bread/Bakery
- Consumer Products R&D
- Larger Scale Manufacturing Plant and Contract Manufacturing Scale up

2023
- National Launch US/CAN



2024-25
- International Expansion

Initial Revenue with Focus on Wheat Flours

Qualification of Power Juice and Baking Enhancer

Wheat Flours: B2C and B2B Launch

Pilot Market Test on Other Product Categories
- Oats, Rice, Peas
- **Power Juice & Baking Enhancer**

AgriFORCE
is a pureplay ESG Investment Opportunity

AgriFORCE

We positively transform farm, food and family every day, everywhere.

SMART & SUSTAINABLE FARMING

Drivers:
- Consulting and Knowledge in Horticulture and Agriculture
- Knowledge/IP in Facilities

RESOURCE EFFICIENT OPERATIONS

Drivers:
- GrowHouse Design and building IP
- Automation & Controls
- Improved Plant growth IP

SMART & GOOD PLANTS AND FOOD

Drivers:
- Un(THINK) Foods IP
- Micro-propagation Platform
- Consulting and Knowledge in Horticulture and Agriculture

THRIVING COMMUNITIES

Drivers:
- Un(THINK) Foods and Impact on Nutrition
- Partnership with Nutritional Flour Medical Research Institute on impact on Diabetes and Obesity
- GrowHouse Ability to operate in Ag-Unfriendly climates.


2 ZERO HUNGER
6 CLEAN WATER AND SANITATION
7 AFFORDABLE AND CLEAN ENERGY
8 DECENT WORK AND ECONOMIC GROWTH
3 GOOD HEALTH AND WELL-BEING
12 RESPONSIBLE CONSUMPTION AND PRODUCTION
13 CLIMATE ACTION
17 PARTNERSHIPS FOR THE GOALS
15 LIFE ON LAND

Summary

- Creating a disruptive, consolidative business model for AgTech 2.0
- IP/Knowledge Driven as a catalyst to facilities, services and AgTech solutions provider
- Unlocking Value in Food Systems
- Strong Growth Plan leveraging Organic and M&A model



AgriFORCE – Capitalization Table

TOTAL SHARES ISSUED & OUTSTANDING	**15,051,599**
warrants (strike $6.00)	3,088,198
warrants (strike $7.50)	2,546,065
Stock Options	742,276
TOTAL FULLY DILUTED SHARES OUTSTANDING	**21,428,138**
Shares in Public Free Float (as of Oct 31st, 2021)	**6,292,661**

As of October 31st, 2021



Thank You



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Appendix A

The Company's EBITDA estimates are forward-looking statements that are based on management's current best estimates of the Company's revenue, costs, and proforma EBITDA projections under its current business model from its AgriFORCE cultivate facilities. These estimates are based upon the annual estimates of the amounts the Company expects to receive from its Independent Operator (IO) through an income stream based on property rental income, intellectual property licensing, and management services contracts. The IO is in discussion to sign offtake (customer purchase) agreements and operator agreements with operators of the facilities who will also act as the cultivator for the facility, thereby, the operator oversees cultivating the product they are purchasing from the IO of the facility. Each IO's facility has assumptions on the projections for revenue, cost of goods sold, operating expenses and are based on the designed standard operating procedures within the facility for cultivation. The assumptions include assumptions made by the IO with respect to labor costs, electricity and gas costs, water costs, cultivator flowering period, plant count, lack of disease or other adverse plant conditions, security costs, processing costs and overhead all of which either singularly or in totality may impact the IO's profitability and thus its ability to pay various IP licensing fees, equipment fees, management fees, and rent to the Company. Additionally, the IO's ability to pay the Company pursuant to its contracts with the Company which would generate the Company's EBITDA is entirely dependent on the Company being able to successfully finance and construct three AgriFORCE cultivation facilities. Failure to finance and construct one or more of the facilities will materially impact the Company's ability to meet its obligations under its contracts with the IO and thus earn its projected EBITDA. Additionally, there are no assurances that the IO's offtake agreements with its customers shall remain effective if the Company fails to finance and construct the cultivation facilities in a timely manner in which case the IO may have grounds to terminate one or more of its contracts with the Company. These cautionary forward-looking projections are based material risks that are faced by the Company in the execution of its business, including the financial ability of the IO to pay the revenue streams to AgriFORCE, the operator's performance of the facility in order to reach the production targets, operational costs, and the ability of each offtake customer to sell the amount they agreed to purchase in their offtake agreements.

Appendix B

Risk Factors

AgriFORCE Growing Systems Ltd. (the "**Company**") is subject to a substantial degree of risk in the execution of its business plan and its ability to succeed should be regarded as highly speculative due to the early stage of the development of the business of the Company. The risks, uncertainties and other factors, many of which are beyond the control of the Company that could influence actual results include, but are not limited to:

- the Company is a development stage company with little operating history, a history of losses and the Company cannot assure profitability, accordingly any investment in the Company's securities is highly speculative;
- the Company has not constructed any AgriFORCE micropropagation laboratories or cultivation facilities to date and costs of construction and operating may be greater than anticipated, and the laboratories and facilities may not achieve the anticipated production or operational results;
- uncertainty about the Company's ability to continue as a going concern;
- the Company has negative cash flow for the year ended December 31, 2020 and the three months ended March 31, 2021;
- the Company's actual financial position and results of operations may differ materially from the expectations of management;
- the Company expects to incur significant ongoing costs and obligations relating to its investment in infrastructure, growth, regulatory compliance, and operations;
- there are factors which may prevent the Company from the realization of growth targets;
- the Company is subject to changes in Canadian and United States laws, regulations and guidelines, which could adversely affect the Company's future business, financial condition and results of operations;
- there is no assurance that the Company will turn a profit or generate revenues;
- the Company may not be able to effectively manage its growth and operations, which could materially and adversely affect its business;
- the Company may be unable to adequately protect its proprietary and intellectual property rights;
- the Company may be forced to litigate to defend its intellectual property rights, or to defend against claims by third parties against the Company relating to intellectual property rights;
- the Company may become subject to litigation, which may have a material adverse effect on the Company's reputation, business, results from operations and financial condition;
- the Company faces competition from other companies where it will conduct business that may have a higher capitalization, more experienced management or may be more mature as a business;
- if the Company is unable to attract and retain key personnel, it may not be able to compete effectively in the agricultural products market;
- there is no assurance that the Company will obtain and retain any relevant licenses;
- the size of the Company's target market is difficult to quantify and investors will be reliant on their own estimates on the accuracy of market data;
- the Company's industry is experiencing rapid growth and consolidation that may cause the Company to lose key relationships and intensify competition;
- the Company will continue to sell securities for cash to fund operations, capital expansion, mergers, and acquisitions that will dilute the current shareholders;

Appendix B (continued)

- the Company currently has insurance coverage;
- the Company does not anticipate the ability to immediately diversify its business;
- the Company may face significant competition from other facilities;
- the Company could be liable for fraudulent or illegal activity by its employees, contractors and consultants resulting in significant financial losses to claims against the Company;
- the Company will be reliant on information technology systems and may be subject to damaging cyberattacks;
- the Company may be subject to breaches of security at its facilities, or in respect of electronic documents and data storage, and may face risks related to breaches of applicable privacy laws;
- the Company's officers and directors may be engaged in a range of business activities resulting in conflicts of interest;
- in certain circumstances, the Company's reputation could be damaged;
- the Company may not be able to obtain all necessary licenses and permits or complete construction of its facilities in a timely manner, which could, among other things, delay or prevent the Company from becoming profitable;
- regulatory scrutiny of the Company's industry may negatively impact its ability to raise additional capital;
- the Company's investments and operations in the United States may be subject to heightened scrutiny;
- the Company is subject to uncertainty regarding Canadian and U.S. legal and regulatory status and changes;
- the Company is subject to currency fluctuations; and
- the common shares of the Company are not publicly traded and there is no assurance that these securities will ever be publicly traded.

For a detailed description of certain risk factors relating to AgriFORCE, you should refer to the filings that AgriFORCE has made with the SEC which are available at www.sec.gov/edgar.